Exhibit 32

                        CERTIFICATIONS UNDER SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C. 1350).

THE FOLLOWING STATEMENT IS BEING MADE TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY FOR PURPOSES OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C.
1350), WHICH CARRIES WITH IT CERTAIN PENALTIES IN THE EVENT OF A KNOWING OR WILLFUL REPRESENTATION.

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

      Re: Essential Reality, Inc.

Ladies and Gentlemen:

      In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned, George A. Mellides, the principal financial officer of Essential Reality, Inc. (the "Company"), certifies that:

            (1) the Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of this 21st day of April, 2004
                                                /s/ George A. Mellides
                                                --------------------------------
                                                George A. Mellides,
                                                Principal Financial Officer

THE FOLLOWING STATEMENT IS BEING MADE TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY FOR PURPOSES OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C.
1350), WHICH CARRIES WITH IT CERTAIN PENALTIES IN THE EVENT OF A KNOWING OR WILLFUL REPRESENTATION.

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

      Re:  Essential Reality, Inc.

Ladies and Gentlemen:

      In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned, John Gentile, Chief Executive Officer of Essential Reality, Inc. (the "Company"), certifies that:

            (1) the Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of this 21st day of April, 2004

                                                /s/ John Gentile
                                                --------------------------------
                                                John Gentile,
                                                Chief Executive Officer